Exhibit 99.1

Advent Software Achieves Record Quarterly Revenue of $61.5 Million,
a 28% Increase Over Prior Year

Company Also Announces Quarterly Term Contract Value of $15.7 Million,
a 41% Increase Over Prior Year

SAN FRANCISCO – April 29, 2008 – Advent Software, Inc. (NASDAQ: ADVS), the award-winning provider of software and services to the investment management industry, announced today its financial results for the first quarter ended March 31, 2008.

“We are very pleased to announce that Advent had a terrific first quarter, marking a great start to the fiscal year,” said Stephanie DiMarco, Founder and Chief Executive Officer of Advent.  “Headlining our strong financial results was record quarterly revenue of $61.5 million and a 41% increase in term contract value over the prior year.  One of the main drivers behind this quarter’s solid financials is the success we’ve had with the term license model, and we’re thrilled to see the leverage from the model coming through in our reported results.”

GAAP RESULTS

The Company reported record revenue of $61.5 million for the first quarter of 2008, compared to $48.0 million in the first quarter of 2007, a 28% increase.

Income from operations for the first quarter of 2008 was $3.7 million, or 6% of revenue, compared with a loss from operations of $50,000, or 0.1% of revenue, in the first quarter of 2007.

Net income for the first quarter of 2008 was $2.6 million, compared with net income of $0.4 million for the first quarter of 2007.

On a fully diluted basis, earnings per share in the first quarter of 2008 were $0.09, which compares to diluted earnings per share of $0.02 in the first quarter of 2007.

Cash flow from operations in the first quarter of 2008 was $9.3 million, compared with $13.8 million in the first quarter of 2007. Cash and cash equivalents totaled $58.0 million as of March 31, 2008, compared to $49.6 million as of December 31, 2007.

Deferred revenues as of March 31, 2008 were $122.9 million, compared to $120.3 million as of December 31, 2007.

NON-GAAP RESULTS

Non-GAAP income from operations for the first quarter of 2008 was $7.9 million, resulting in non-GAAP operating margin of 13%. This compares to non-GAAP income from operations of $4.3 million and non-GAAP operating margin of 9% in the first quarter of 2007.

On a non-GAAP basis, net income for the first quarter of 2008 was $5.3 million, or $0.19 per diluted share, compared with $3.2 million, or $0.11 per diluted share, for the first quarter of 2007.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

FIRST QUARTER HIGHLIGHTS

•                  Benefit of Term Licensing Model:  For the first time in the company’s history, total revenue grew from the fourth quarter to the first quarter by $2.1 million, a 3% increase.  The success of the transition to term licensing, which Advent started nearly four years ago, has reduced the impact of natural seasonality on revenue.  The recurring component of revenue was 80% in the first quarter.

•                  Term Contract Value Growth:  Advent’s term contract value, including Advent Portfolio Exchange® (APX) migrations, was $15.7 million, which represents 41% growth over the same period last year.  With an average term of 2.8 years, the contracts signed in the first quarter will add approximately $5.5 million in annual revenue, an increase of 64% over the same period last year, once they are fully implemented.

•                  Product Investment and Innovation:  On a GAAP basis, Advent invested 21% of revenue in product development.  Highlighting Advent’s role as an innovator in the industry, Advent was named “Leading Provider of Fund Accounting and Reporting Systems” by The Hedge Fund Journal, based on the strength of Geneva®’s reputation, which is strengthened each year by additional product development.  The award recognizes the leading service providers for the European hedge fund industry.

•                  Customer Momentum for APX and Geneva®:  Advent saw continued momentum in customer wins for its award-winning portfolio accounting platforms.  The Company sold a first quarter record of 19 APX contracts, bringing the total number of APX contracts sold to 212 worldwide.  Advent also sold a first quarter record of 7 new Geneva® contracts, bringing the total number of Geneva® contracts sold to 164 worldwide.

FINANCIAL GUIDANCE

	Q208	FY08
Total Revenue ($M)	$61-$63	$248-$254
Non-GAAP Operating Margin	12%-14%	14%-17%
Non-GAAP Diluted EPS ($)	$0.17-$0.20	$0.89-$1.01

•                  The Operating Cash Flow projection for the full year 2008 remains $68 to $71 million.

•                  The effective tax rate for the full year 2008 is projected to be in the range of 30% to 35%, and 35% is used for the Company’s calculations of non-GAAP diluted EPS.

•                  Diluted weighted average shares outstanding are expected to increase by approximately 0.5% to 1.0% per quarter, and 0.75% growth in diluted weighted average shares outstanding is used for guidance purposes.

Please refer to the tables at the end of this release for the reconciliation between GAAP and non-GAAP financial measures.

INVESTOR CALL

Advent Software, Inc. will host its Q1 2008 quarterly earnings conference call at 5:00 p.m. Eastern time today.  A Q1 2008 earnings presentation, including highlights and detailed financial information, is currently available on http://investor.advent.com. To participate via phone, please dial 888-812-3873 and request conference ID #42993709.  A replay will be available through midnight, May 6, 2008, by calling 800-642-1687 and referencing conference ID #42993709.  The conference call will also be web-cast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in 60 countries use Advent technology and manage investments totaling nearly US $18 trillion.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in results and future growth rates; continued market acceptance of our APX and Geneva® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2007 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The Advent logo, Advent Portfolio Exchange and Geneva are registered trademarks of Advent Software, Inc.  All other company names or marks mentioned herein are those of their respective owners.

# # #

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	March 31	December 31
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$58,008	$49,589
Accounts receivable, net	44,392	47,574
Deferred taxes, current	10,288	10,288
Prepaid expenses and other	20,464	19,577

Total current assets	133,152	127,028
Property and equipment, net	28,227	27,779
Goodwill	108,601	106,520
Other intangibles, net	8,391	9,376
Deferred taxes, long-term	70,980	70,981
Other assets, net	11,396	10,645

Total assets	$360,747	$352,329

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,672	$4,382
Accrued liabilities	23,796	29,328
Deferred revenues	116,497	115,398
Income taxes payable	2,207	1,086

Total current liabilities	147,172	150,194
Deferred income taxes	881	998
Deferred revenues, long-term	6,363	4,939
Other long-term liabilities	16,235	16,352

Total liabilities	170,651	172,483

Stockholders’ equity:
Common stock	266	265
Additional paid-in capital	332,161	326,964
Accumulated deficit	(159,050)	(161,685)
Accumulated other comprehensive income	16,719	14,302

Total stockholders’ equity	190,096	179,846

Total liabilities and stockholders’ equity	$360,747	$352,329

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended March 31
	2008	2007

Net revenues:
Term license, maintenance and other recurring	$49,139	$37,724
Perpetual license fees	5,625	5,927
Professional services and other	6,709	4,328

Total net revenues	61,473	47,979

Cost of revenues (1):
Term license, maintenance and other recurring	10,934	9,032
Perpetual license fees	317	195
Professional services and other	7,726	5,873
Amortization of developed technology	722	364

Total cost of revenues	19,699	15,464

Gross margin	41,774	32,515

Operating expenses (1):
Sales and marketing	15,390	12,889
Product development	12,890	9,856
General and administrative	9,227	8,784
Amortization of other intangibles	487	474
Restructuring charges	56	562

Total operating expenses	38,050	32,565

Income (loss) from operations	3,724	(50)
Interest and other income (expense), net	227	518

Income before income taxes	3,951	468
Provision for income taxes	1,316	29

Net income	$2,635	$439

Net income per share:
Basic	$0.10	$0.02
Diluted	$0.09	$0.02

Weighted average shares used to compute net income per share:
Basic	26,570	27,389
Diluted	28,080	28,756

(1) Includes stock-based employee compensation expense as follows:

Cost of term license, maintenance and other recurring revenues	$290	$247
Cost of professional services and other revenues	237	175
Total cost of revenues	527	422

Sales and marketing	1,038	969
Product development	871	737
General and administrative	955	1,118
Total operating expenses	2,864	2,824

Total stock-based employee compensation expense	$3,391	$3,246

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(GAAP, Unaudited)

	Three Months Ended March 31
	2008	2007
Cash flows from operating activities:
Net income	$2,635	439
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	3,391	3,246
Depreciation and amortization	3,262	2,790
Loss on dispositions of fixed assets	1	3
Provision for doubtful accounts	249	137
Reduction of sales returns	(104)	(6)
Gain on investments	—	(18)
Deferred income taxes	(117)	(65)
Other	7	13
Effect of statement of operations adjustments	6,689	6,100
Changes in operating assets and liabilities:
Accounts receivable	2,933	6,030
Prepaid and other assets	(1,382)	(1,117)
Accounts payable	290	(685)
Accrued liabilities	(5,691)	(2,505)
Deferred revenues	2,626	5,819
Income taxes payable	1,164	(284)
Effect of changes in operating assets and liabilities	(60)	7,258

Net cash provided by operating activities	9,264	13,797

Cash flows from investing activities:
Net cash used in acquisitions	—	(1,022)
Purchases of property and equipment	(2,496)	(2,620)
Capitalized software development costs	(205)	—
Sales and maturities of marketable securities	—	24,921
Change in restricted cash	(248)	—

Net cash provided by (used in) investing activities	(2,949)	21,279

Cash flows from financing activities:
Proceeds from common stock issued through exercise of stock options	1,787	7,806
Repurchase of common stock	—	(30,120)

Net cash provided by (used in) financing activities	1,787	(22,314)

Effect of exchange rate changes on cash and cash equivalents	317	12

Net change in cash and cash equivalents	8,419	12,774
Cash and cash equivalents at beginning of period	49,589	30,187

Cash and cash equivalents at end of period	$58,008	$42,961

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Three Months Ended March 31, 2008
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$41,774	68%	$3,724	6%	$2,635

Amortization of acquired developed technology	199		199		199
Amortization of other acquired intangibles	—		487		487
Stock-based compensation - cost of revenues	527		527		527
Stock-based compensation - operating expenses	—		2,864		2,864
Restructuring charges	—		56		56
Income tax adjustment for non-GAAP (1)	—		—		(1,513)

Non-GAAP	$42,500	69%	$7,857	13%	$5,255

Diluted net income per share
GAAP					$0.09
Non-GAAP					$0.19

Shares used to compute diluted net income per share					28,080

	Three Months Ended March 31, 2007
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$32,515	68%	$(50)	0%	$439

Amortization of acquired developed technology	111		111		111
Amortization of other acquired intangibles	—		474		474
Stock-based compensation - cost of revenues	422		422		422
Stock-based compensation - operating expenses	—		2,824		2,824
Restructuring charges	—		562		562
Income tax adjustment for non-GAAP (1)	—		—		(1,672)

Non-GAAP	$33,048	69%	$4,343	9%	$3,160

Diluted net income per share
GAAP					$0.02
Non-GAAP					$0.11

Shares used to compute diluted net income per share					28,756

(1)   The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2008 and 2007, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2007
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$40,946	69%	$3,543	6%	$3,801

Amortization of acquired developed technology	100		100		100
Amortization of other acquired intangibles	—		476		476
Stock-based compensation - cost of revenues	509		509		509
Stock-based compensation - operating expenses	—		2,840		2,840
Acquired in-process research and development	—		150		150
Restructuring charges	—		63		63
Income tax adjustment for non-GAAP (2)	—		—		(2,805)

Non-GAAP	$41,555	70%	$7,681	13%	$5,134

Diluted net income per share
GAAP					$0.13
Non-GAAP					$0.18

Shares used to compute diluted net income per share					28,211

	Three Months September 30, 2007
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$37,580	68%	$5,795	10%	$3,296

Amortization of acquired developed technology	51		51		51
Amortization of other acquired intangibles	—		463		463
Stock-based compensation - cost of revenues	484		484		484
Stock-based compensation - operating expenses	—		2,735		2,735
Restructuring charges	—		113		113
Income tax adjustment for non-GAAP (2)	—		—		(965)

Non-GAAP	$38,115	69%	$9,641	17%	$6,177

Diluted net income per share
GAAP					$0.12
Non-GAAP					$0.23

Shares used to compute diluted net income per share					27,401

	Three Months Ended June 30, 2007
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$36,372	69%	$3,041	6%	$5,095

Amortization of acquired developed technology	72		72		72
Amortization of other acquired intangibles	—		466		466
Stock-based compensation - cost of revenues	510		510		510
Stock-based compensation - operating expenses	—		3,072		3,072
Restructuring charges	—		227		227
Net equity investment gain	—		—		(3,662)
Income tax adjustment for non-GAAP (2)	—		—		(844)

Non-GAAP	$36,954	71%	$7,388	14%	$4,936

Diluted net income per share
GAAP					$0.18
Non-GAAP					$0.18

Shares used to compute diluted net income per share					27,754

(2)        The estimated non-GAAP effective tax rate was 35% for the second, third and fourth quarters of 2007, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.